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                                                                   Exhibit 10.15


                             Extreme Networks, Inc.

            3.50% Convertible Subordinated Notes due December 1, 2006

                                   ----------

                               Purchase Agreement
                               ------------------

                                                               November 29, 2001

Goldman, Sachs & Co.,
   As representative of the several Purchasers named in Schedule I hereto,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

     Extreme Networks, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the "Purchasers") an aggregate of $175,000,000 principal amount of the 3.50% Convertible Subordinated Notes due December 1, 2006, convertible into shares of common stock, par value of $0.001 per share ("Stock") of the Company, specified above (the "Firm Securities") and, at the election of the Purchasers, up to an aggregate of $25,000,000 additional principal amount of such notes (the "Optional Securities") (the Firm Securities and the Optional Securities which the Purchasers elect to purchase pursuant to
Section 2 hereof are collectively called the "Securities").

     The Purchasers and other holders (including subsequent transferees) of Securities will be entitled to the benefits of the registration rights agreement, to be dated as of the First Time of Delivery (as defined in Section
4) (the "Registration Rights Agreement"), by and among the Company and the Purchasers, in the form attached hereto as Exhibit A. Pursuant to the Registration Rights Agreement, the Company will agree to file with the United States Securities and Exchange Commission (the "Commission") under the circumstances set forth therein a shelf registration statement pursuant to Rule 415 under the United States Securities Act of 1933, as amended (the "Act"), relating to the resale of (i) Securities initially resold in registered form and
(ii) the shares of Stock initially issuable upon conversion of the Securities by holders thereof, and to use its reasonable efforts to cause such shelf registration statement to be declared effective.

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     1.   The Company represents and warrants to, and agrees with, each of the
Purchasers that:

          (a) An offering circular, dated November 29, 2001 (the "Offering Circular"), has been prepared in connection with the offering of the Securities and shares of Stock issuable upon conversion thereof. Any reference to the Offering Circular shall be deemed to refer to and include the Company's Annual Report on Form 10-K for the fiscal year ended July 2, 2001, Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 and Current Reports on Form 8-K filed on October 23, 2001 and November 2, 2001, and all subsequent documents filed with the Commission pursuant to
     Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") on or prior to the date of the Offering Circular and any reference to the Offering Circular, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Offering Circular, and prior to such specified date and (ii) any Additional Issuer Information (as defined in Section 5(f)) furnished by the Company prior to the completion of the distribution of the Securities. All such documents referred to in the preceding sentence filed under the Exchange Act and so deemed to be included in the Offering Circular, or any amendment or supplement thereto, are hereinafter called the "Exchange Act Reports". The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Offering Circular and any amendments or supplements thereto and the Exchange Act Reports did not and will not, as of their respective dates, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Purchaser through Goldman, Sachs & Co. expressly for use therein;

          (b) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular; and, since the respective dates as of which information is given in the Offering Circular, there has not been any change in the capital stock (other than employee stock options issued in the ordinary course of business consistent with past practice and employee stock options in existence on the date hereof that have subsequently been exercised) or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, management,

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     financial position, stockholders' equity or results of operations of the
     Company and its subsidiaries, otherwise than as set forth or contemplated in the Offering Circular;

          (c) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

          (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a material adverse effect on the business, financial condition, results of operations or stockholders' equity or assets of the Company and its subsidiaries taken as a whole ("Material Adverse Effect"); and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, except to the extent the failure to be in good standing would not, individually or in the aggregate, have a Material Adverse Effect. No subsidiary of the Company is a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X under the Act;

          (e) The Company has an authorized capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the shares of Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture referred to below, will be validly issued, fully paid and non-assessable and will conform to the description of the Stock contained in the Offering Circular; and all of the issued shares of capital stock owned, directly or indirectly, by the Company of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and (except for directors' qualifying shares and except as otherwise set forth in the Offering Circular) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;


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          (f) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the indenture to be dated as of December 5, 2001 (the "Indenture") between the Company and State Street Bank and Trust Company of California, N.A., as Trustee (the "Trustee"), under which they are to be issued, which will be substantially in the form previously delivered to you; the Indenture has been duly authorized and, when executed and delivered by the Company and the Trustee, the Indenture will constitute a valid and legally binding agreement, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Indenture will conform to the descriptions thereof in the Offering Circular and will be in substantially the form previously delivered to you;

          (g) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;

          (h) Prior to the date hereof, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities;

          (i) The Company has all requisite corporate power to enter into this Agreement, the Indenture and the Registration Rights Agreement. This Agreement has been duly authorized, executed and delivered by the Company and upon such execution by the Company (assuming the due authorization, execution and delivery of this Agreement by the Purchasers) this Agreement will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and except as rights to indemnification and contribution under this Agreement may be limited by applicable law;

          (j) The Registration Rights Agreement has been duly authorized and, when executed and delivered by the Company and the Purchasers, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and except as rights to indemnification and contribution may be limited by applicable law; and the Registration Rights Agreement

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     will conform to the description thereof in the Offering Circular and will be substantially in the form previously delivered to you;

          (k) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties except in each case for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect or impair the validity or enforceability of the Securities, the Indenture, the Registration Rights Agreement or this Agreement, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company. No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, the Indenture or the Registration Rights Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required (i) under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers or (ii) by Federal and state securities laws contemplated by the Registration Rights Agreement;

          (l) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound other than such defaults which would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect;

          (m) The statements set forth in the Offering Circular under the caption "Description of Notes" and "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Securities and the Stock, and under the captions "Certain United States Federal Income Tax Consequences," insofar as it purports to describe the provisions of the laws and documents referred to therein, are accurate and fairly summarize the matters referred to therein in all material respects;

          (n) Other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is


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     a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and, to the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others, other than as set forth in the Offering Circular;

          (o) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

          (p) The Company is subject to Section 13 or 15(d) of the Exchange Act;

          (q) The Company is not, and after giving effect to the offering and sale of the Securities will not be, an "investment company", as such term is defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act");

          (r) Neither the Company, nor any person acting on its or their behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act, except that no representation is given with respect to the Purchasers;

          (s) Within the preceding six months, other than Securities offered or sold to the Purchasers hereunder, neither the Company nor any other person acting on behalf of the Company has offered or sold to any person any Securities, or any debt or similar securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder. The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by Goldman, Sachs & Co.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act;

          (t) Assuming the accuracy of the Purchasers' representations and warranties in Section 3 of this Agreement and compliance by the Purchasers of the covenants set forth in Section 3 of this Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Purchasers, or in connection with the offer, sale and initial resale of the Securities by the Purchasers in a manner contemplated

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     by this Agreement, to register the Securities under the Act or to qualify an indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act");

          (u) The Securities have been, or prior to the First Time of Delivery will be, eligible for trading in the PortalSM Market ("Portal") in accordance with the rules and regulations of the National Association of Securities Dealers, Inc.;

          (v) Ernst & Young, LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (w) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate rights to use and otherwise exploit all trademarks, service marks, trade names, goodwill, copyrights, license rights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, system or procedure), government authorizations, approvals, permits, franchises and other intellectual property and proprietary rights, and to the best of the Company's knowledge, all patents and patent rights (collectively, "Intellectual Property") which are used in or necessary to conduct their respective businesses as currently conducted and as proposed to be conducted in all material respects as described in the Offering Circular, including without limitation the design, development, use, marketing, importation, manufacture and sale of their products and services. Except as described in the Offering Circular, neither the Company nor any of its subsidiaries has received any notice of any misappropriation or infringement of or conflict with Intellectual Property or other rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would, or could reasonably be expected to, have a Material Adverse Effect, and to the best of Company's knowledge, the conduct of the business of the Company and its subsidiaries as currently conducted and as proposed to be conducted would not result in any such misappropriation, infringement or conflict. The Company and its subsidiaries have taken all actions reasonably required to perfect, protect and maintain their rights with respect to all material Intellectual Property, including, without limitation, recordation of assignments and licenses for patents and patent applications with the United States Patent and Trademark Office and appropriate foreign patent offices and protection of confidentiality of trade secrets. Except as described in the Offering Circular, no material Intellectual Property of the Company or any of its subsidiaries is invalid or unenforceable or has terminated or expired, or is reasonably expected to terminate or expire, within five (5) years after the date of this Agreement. To the best of Company's knowledge, neither the Company nor any of its subsidiaries is in breach or default of any agreement covering material Intellectual Property;

          (x) Except as disclosed in the Offering Circular and except for the holder of that certain Common Stock Warrant, dated May 29, 2001, exerciseable for 3,000,000

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     shares of Stock, there are no persons with registration rights or other similar rights to have any securities of the Company (other than the Securities and the shares of Stock issuable upon conversion thereof) registered under the Act under any registration statement, which rights have not been satisfied or waived;

          (y) None of the holders of outstanding shares of capital stock of the Company and no other person has or will have any preemptive or other rights to purchase, subscribe for or otherwise acquire (i) the shares of Stock to be issued upon conversion of the Securities or any rights to such shares (other than those granted by the holders of the Securities) or (ii) as a result of or in connection with the transactions contemplated by this Agreement, the Indenture or the Registration Rights Agreement, any other capital stock of the Company or rights thereto;

          (z) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as described in the Offering Circular;

          (aa) The Company and its subsidiaries have complied and are in compliance with all federal, state, local and foreign statutes, executive orders, proclamations, regulations, rules, directives, decrees, ordinances and similar provisions having the force or effect of law and all judicial and administrative orders, rulings, determinations and common law concerning the importation of merchandise, the export or reexport of products, services and technology, and the terms and conduct of international transactions applicable to the Company and its subsidiaries in connection with the conduct of the Company's or any subsidiary's business (including as the same relates to record keeping requirements) ("International Trade Laws and Regulations"), except where the failure to be in compliance would not, singly or in the aggregate, have a Material Adverse Effect; neither the Company nor any of its subsidiaries has made or provided any material false statement or material omission to any agency of any federal, state or local government, purchasers of products, or foreign government or foreign agency, in connection with the exportation of merchandise (including with respect to export licenses, exceptions and other export authorizations and any filings required for or related to exportation of any item), the importation of merchandise or other approvals required by a foreign government or agency or any other requirement relating to any International Trade Laws and Regulations; neither the Company nor any of its subsidiaries has made any payment, offer, gift, promise to give, or authorized or otherwise participated in, assisted or facilitated any payment or gift

                                        8


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     related to the Company's or any subsidiary's business that is prohibited by the United States Foreign Corrupt Practices Act;

          (bb) The Company intends to use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds".

          (cc) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect;

          (dd) To the knowledge of the Company, neither the Company nor any of its subsidiaries is liable or otherwise legally responsible for any costs or liabilities associated with any Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect;

          (ee) No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in the Offering Circular, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that would have a Material Adverse Effect;

          (ff) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective business other than those the failure of which to possess would not have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as described in the Offering Circular;

          (gg) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2)

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     transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and

          (hh) The consolidated financial statements included in the Offering Circular, together with related schedules and notes, present fairly in all material respects the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; the supporting schedules, if any, included in the Offering Circular present fairly in all material respects in accordance with generally accepted accounting principles the information required to be stated therein; and the other financial and statistical information and data set forth in the Offering Circular are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

     2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97% of the principal amount thereof, the principal amount of Firm Securities set forth opposite the name of such Purchaser in Schedule I hereto and (b) in the event and to the extent that the Purchasers shall exercise the election to purchase Optional Securities as provided below, the Company agrees to issue and sell to each of the Purchasers and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at the same purchase price set forth in clause (a) of this Section 2, that portion of the aggregate principal amount of the Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractions of $1,000) determined by multiplying such aggregate principal amount of Optional Securities by a fraction, the numerator of which is the maximum aggregate principal amount of Optional Securities which such Purchaser is entitled to purchase as set forth opposite the name of such Purchaser in Schedule I hereto and the denominator of which is the maximum aggregate principal amount of Optional Securities which all of the Purchasers are entitled to purchase hereunder.

        The Company hereby grants to the Purchasers the right to purchase at their election up to $25,000,000 aggregate principal amount of Optional Securities, at the purchase price set forth in clause (a) of the first paragraph of this Section 2. Any such election to purchase Optional Securities may be exercised by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate principal amount of Optional Securities to be purchased and the date on

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which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     3. Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser hereby represents and warrants to, and agrees with the Company that:

     (a) It will offer and sell the Securities only to persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A;

     (b) It is an accredited investor as defined under Rule 501(a)(1) under the Act; and

     (c) It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

     4. (a) The Securities to be purchased by each Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to Goldman, Sachs & Co., for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefore in federal (same day) funds by official bank check or checks or wire transfer to an account designated by the Company, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The Company will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., New York City time, on December 5, 2001 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing, and, with respect to the Optional Securities, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Purchasers' election to purchase such Optional Securities, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Time of Delivery", such time and date for the delivery of the Optional Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

     (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7(j) hereof, will be delivered at such time and date at the offices of Wilson Sonsini Goodrich & Rosati,

Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., California time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5. The Company agrees with each of the Purchasers:

     (a) To prepare the Offering Circular in a form approved by you; to make no amendment or any supplement to the Offering Circular which shall be disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

     (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities and the shares of Stock issuable upon conversion of the Securities for offering and sale under the securities laws of such jurisdictions within the United States as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

     (c) To furnish the Purchasers with copies of the Offering Circular and each amendment or supplement thereto signed by an authorized officer of the Company with the independent accountants' report(s) in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such report(s), signed by the accountants, and additional written and electronic copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

     (d) During the period beginning from the date hereof and continuing until the date ninety (90) days after the date of the Offering Circular, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Securities or the Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than (i) pursuant to employee stock option plans or agreements existing on the date of this Agreement and in the ordinary course of business consistent with past practice, (ii) upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement, (iii) the issuance by the Company of any shares of Stock in connection with the acquisition of another company or business; provided, that
                                                                --------
each recipient of any such stock issued pursuant to this clause agree to be restricted according to the terms of this section through the end of the 90 day period specified, (iv) pursuant to stock option agreements entered into after the date of this Agreement, provided that no such shares shall vest under such new stock option agreements until after the date ninety (90) days after the date of the Offering Circular or (v) securities convertible into or exchangeable into Stock issued in the ordinary course of business and consistent with past practice under equipment financing or other similar transactions, provided that no such securities shall vest until after the date ninety (90) days after the date of the Offering Circular, provided, further that if such securities are sold or transferred, the recipient of such securities shall agree to be restricted according to the terms of this section and through the end of the 90 day period specified above), without your prior written consent;

     (e) Not to be or become, at any time prior to the expiration of three years after the latest Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

     (f) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of securities information (the "Additional Issuer Information") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

     (g) If requested by you, to use its reasonable efforts to cause the Securities to be eligible for trading on Portal;

     (h) To furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Circular), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

     (i) During a period of five years from the date of the Offering Circular, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders of the Company, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Company is listed; and (ii) such additional non-confidential information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

     (j) During the period of two years after the Time of Delivery, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them;

     (k) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds";

     (l) To reserve and keep available at all times, free of preemptive rights, shares of Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of its Stock upon conversion of the Securities; and

     (m) To list, subject to notice of issuance, the shares of Stock issuable upon conversion of the Securities on the Nasdaq National Market within 5 business days of the First Time of Delivery.

     6. The Company covenants and agrees with the several Purchasers that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issue of the Securities and the shares of Stock issuable upon conversion of the Securities and all other expenses in connection with the preparation, printing and filing of the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers;
(ii) the cost of printing or producing any Agreement among Purchasers, this Agreement, the Indenture, the Registration Rights Agreement, the Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities and the shares of Stock issuable upon conversion of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities;
(vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) any cost incurred in connection with the designation of the Securities for trading on Portal and the listing of the shares of Stock issuable upon conversion of the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Purchasers will pay all of their own costs and expenses, including the fees and expenses of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Purchasers hereunder as to the Securities to be delivered at each Time of Delivery shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

     (a) Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

     (b) Gray Cary Ware & Freidenrich LLP, counsel for the Company, (or such other counsel as the Company shall deem appropriate and which shall be reasonably acceptable to Goldman, Sachs & Co.) shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

          (i)   The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Circular;

          (ii) As of November 1, 2001, the Company was authorized to issue 750,000,000 shares of Stock, of which 114,173,331 shares were issued and outstanding, and 2,000,000 shares of convertible preferred stock, none of which were issued and outstanding; the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and the shares of Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture, will be validly issued and fully paid and non-assessable;

          (iii) The Company has been duly qualified as a foreign corporation to transact business and is in good standing under the laws of each other United States jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except to the extent that the failure to be so qualified or in good standing would not have a Material Adverse Effect on the Company;

          (iv) Extreme Networks IHC, Inc. has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and all of the issued and outstanding capital stock thereof owned directly or indirectly by the Company have been duly authorized, validly issued and is fully-paid and non-assessable, and is owned directly or indirectly by the Company, free and clear of any lien, encumbrance, claim or equity;

          (v) Other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and other than as set forth in the Offering Circular, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (vi) This Agreement has been duly authorized, executed and delivered by the Company;

          (vii) The Securities have been duly authorized, executed, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture;

          (viii) The Registration Rights Agreement has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (ix) The Indenture has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (x)     The issuance and sale of the Securities being issued at such

     Time of Delivery and the compliance by the Company with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (i) applicable law, (ii) the Certificate of Incorporation or By-laws of the Company, or (iii) any of the agreements filed as exhibits to the Company's Annual

     Report filed on Form 10-K for the year ended July 1, 2001, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 or any other Exchange Act Report or any agreements entered into by the Company after September 30, 2001 that would be required to be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the period ending December 31, 2001 (collectively, the "Reviewed Agreements"), nor will such actions result in any violation of any judgment, order or decree of any governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

          (xi) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required in connection with the issuance of the Securities to the Purchasers being issued at such Time of Delivery or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture or the Registration Rights Agreement, except, such as may be required under the Act in connection with the shares of Stock issuable upon conversion of the Securities and such as may be required by Federal and state securities laws contemplated by the Registration Rights Agreement;

          (xii) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or, to such counsel's knowledge, in default in the performance or observance of any material obligation, covenant or condition contained in any Reviewed Agreement;

          (xiii) The statements set forth in the Offering Circular under the caption "Description of Notes" and "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Indenture, Registration Rights Agreement, Securities and the Stock, and under the captions "Certain United States Federal Income Tax Consequences" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, and under the caption "Risk Factors--We have been named as a defendant in shareholder class action lawsuits that are now pending and which continue to be threatened to be filed which arise out of our public offering of securities in 1999. If we do not prevail in such lawsuits our business may suffer" and in the second paragraph of Part II, Item 1 under the caption "Legal Proceedings" in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, to the extent that they purport to summarize the referenced legal proceedings pending against the Company, are accurate and fairly summarize the matters referred to therein in all material respects;

          (xiv) The Exchange Act Reports (other than the financial statements and related schedules therein and other financial data included or incorporated by reference therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder;

          (xv) Assuming the accuracy of the representations and warranties of the Purchasers in Section 3 of this Agreement and compliance with the agreements of the Purchasers set forth in Section 3 of this Agreement, no registration of the Securities under the Act, and no qualification of an indenture under the United States Trust Indenture Act of 1939 with respect thereto, is required for the offer, sale and initial resale of the Securities by the Purchasers in the manner contemplated by this Agreement; and

          (xvi) The Company is not an "investment company", as such term is defined in the Investment Company Act.

          Such opinion may be made subject to other such qualifications as are reasonable and customary for opinions with respect to such matters and such counsel need express no opinion regarding the legality, validity, binding nature or enforceability of any provision in the Purchase Agreement, the Securities, the Indenture or the Registration Rights Agreement relating to indemnification or contribution or the ability to obtain specific performance, injunctive relief or other equitable relief as a remedy for noncompliance with any of the foregoing agreements or instruments.

          Such opinion shall also state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Purchasers and counsel for the Purchasers, at which conferences the contents of the Offering Circular and related matters were discussed; that such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Circular (other than with regard to the opinions set forth in paragraph (xiv) above); and that, on the basis of the foregoing, no facts have come to such counsel's attention which lead such counsel to believe that the Offering Circular and any further amendments or supplements thereto made by the Company, on the date thereof or on the date such opinion is delivered, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to the financial statements and related schedules thereto and the other financial and accounting data included or incorporated by reference in or omitted from the Offering Circular).

      (c) Blakely, Sokoloff, Taylor and Zafman LLP, intellectual property counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                (i) The Company owns all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Offering Circular as being owned by it, and such counsel is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company with respect to the foregoing other than those identified in the Offering Circular;

          (ii) Such counsel is not aware of any legal actions, claims or proceedings pending or threatened against the Company its manufacturers, suppliers or customers other than those identified in the Offering Circular alleging that the Company is infringing or otherwise violating any patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions or trade secrets owned by others;

          (iii) Such counsel has reviewed the descriptions of patents, patent applications and legal proceedings included in the Offering Circular, the Company's Annual Report on Form 10-K for the fiscal year ended July 1, 2001 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 (collectively, the "Intellectual Property Sections"), including the descriptions under the captions "Risk Factors--Our Limited Ability to Protect Our Intellectual Property and Defend Against Claims May Adversely Affect Our Ability to Compete" and "--We Are Engaged in Litigation Regarding Intellectual Property Rights, and an Adverse Outcome Could Harm Our Business and Require Us to incur Significant Costs" included in the Offering Circular, "Business--Intellectual Property," "Risk Factors--Our Limited Ability to Protect Our Intellectual Property and Defend Against Claims May Adversely Affect Our Ability to Compete," "--We are engaged in Litigation Regarding Intellectual Property Rights, and an Adverse Outcome Could Harm Our Business and Require Us to Incur Significant Costs" and in
     Item 3 under "Legal Proceedings" included in the Company's Annual Report on Form 10-K for the fiscal year ended July 1, 2001, and "Risk Factors--Our Limited Ability to Protect Our Intellectual Property and Defend Against Claims May Adversely Affect Our Ability to Compete," "--We are Engaged in Litigation Regarding Intellectual Property Rights, and an Adverse Outcome Could Harm Our Business and Require Us to Incur Significant Costs" and in
     Part II, Item I under "Legal Proceedings" included in the Company's Form 10-Q for the quarter ended September 30, 2001, and, to the extent they constitute matters of law or legal conclusions, these descriptions are accurate and fairly and completely present the patent situation of the Company and the other matters described therein;

          (iv) To the best of such counsel's knowledge, the Intellectual Property Sections, as of their respective dates and as of the date of such opinion, do not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (v) For each copyrightable product described in the Offering Circular, the Company either (i) has registered all copyrights for such product and has obtained and properly recorded written assignments of all rights and title therein to the Company from all authors and owners of such copyrights other than the Company, including without limitation any and all independent contractors; or (ii) was vested with original title to all copyrights for such product and no written assignments for such copyrights are required to perfect Company's rights and title thereto; and

          (vi) With respect to the patent protection on the Company's technology for each patent or patent application described in the Offering Circular as being owned by the Company, the Company is listed as the record holder of sole title in the applicable patent office and such counsel is aware of nothing that causes such counsel to believe that, as of the date of the Offering Circular and as of the date of such opinion, the description of patents and patent applications under the captions set forth in (iii) above contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, including without limitation, any undisclosed material issue with respect to the subsequent validity or enforceability of such patent or patent issuing from any such pending patent application.

     (d) Howrey Simon Arnold & White LLP, counsel for the Company in the legal proceeding filed by Nortel Networks, Inc. and Nortel Networks Limited against the Company in the United States District Court for the District of Massachusetts, Civil Action No. 01-10443EFH (the "Nortel Case"), shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

          (i) The only litigation for which such counsel has been retained is the Nortel Case; and

          (ii) Such counsel has reviewed the descriptions of the Nortel Case (i) under the caption "Risk Factors----We are Engaged in Litigation Regarding Intellectual Property Rights, and an Adverse Outcome Could Seriously Harm Our Business and Require Us to incur Significant Costs" included in the Offering Circular, (ii) in Part I, Item 1 under the caption "Business--Intellectual Property" included in the Company's Annual Report on Form 10-K for the fiscal year ended July 1, 2001, (iii) in Part II, Item 7 under the caption "Risk Factors----We are Engaged in Litigation Regarding Intellectual Property Rights, and an Adverse Outcome Could Harm Our Business and Require Us to Incur Significant Costs" included in the Company's Annual Report on Form 10-K for the fiscal year ended July 1, 2001, (iv) in Part I, Item 3 under the caption "Legal Proceedings" included in the Company's Annual Report on Form 10-K for the fiscal year ended July 1, 2001, (v) in Part I, Item 2 under the caption "Risk Factors----We are Engaged in Litigation Regarding Intellectual Property Rights, and an Adverse Outcome Could Harm Our Business and Require Us to Incur Significant Costs" in the Company's Form 10-Q for the quarter ended September 30, 2001, and (vi) in Part II, Item I under the caption "Legal Proceedings" included in the Company's Form 10-Q for the quarter ended September 30, 2001, and, these descriptions are accurate and fairly and completely present the situation of the Company with respect to the Nortel Case.

     (e) On the date of the Offering Circular prior to the execution of this Agreement and also at the Time of Delivery, Ernst & Young, LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

     (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of Goldman, Sachs & Co. so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being issued at such Time of Delivery on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

     (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

     (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on the Nasdaq National Market; (ii) a suspension or material limitation in trading in the Company's securities on the Nasdaq National Market; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or California State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of Goldman, Sachs & Co. makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities being issued at such Time of Delivery on the terms and in the manner contemplated in the Offering Circular; or (v) the occurrence of any other calamity or crisis or any adverse change in the existing financial, political or economic conditions in the United States or elsewhere which, in the judgment of Goldman, Sachs & Co. would materially and adversely affect the financial markets or the markets for the Securities, the Stock or other debt or equity securities;

     (i) The Securities have been designated for trading on Portal;

     (j) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (f) of this Section and as to such other matters as you may reasonably request.

     (k) The Company shall have obtained and delivered to the Purchasers executed copies of a written agreement of those directors and executive officers and other stockholders of the Company listed on Exhibit B-1 substantially in the form of Exhibit B-2 hereto (each such an agreement, a "Lock-Up Agreement") by the First Time of Delivery, and executed originals of each Lock-Up Agreement shall have been delivered to you by such time. If the First Time of Delivery shall not have occurred on or prior to ten (10) business days after the date of this Agreement, then the Lock-Up Agreements shall be of no further force and effect.

     8. (a) The Company will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Purchaser through Goldman, Sachs & Co. expressly for use therein.

     (b) Each Purchaser will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Purchaser through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 8 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     9. (a) If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein at a Time of Delivery. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary. The term "Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

     (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase at such Time of Delivery hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement (or, with respect to the Second Time of Delivery, the obligation of the Purchasers to purchase and of the Company to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Company, except for the expenses to be borne by the Company and the Purchasers as provided in
Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Purchaser except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Purchasers through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Purchaser except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 32 Old Slip, 21st Floor, New York, New York 10005, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention: Secretary; provided, however, that any notice to a Purchaser pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Purchaser at its address set forth in its Purchasers' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of this Agreement.

     15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     17. The Company is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, without the Purchasers imposing any limitation of any kind.

     If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and each of the Purchasers plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers and the Company. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                                      Very truly yours,

                                                      Extreme Networks, Inc.


                                                          /s/ Gordon Stitt
                                                      By: ----------------------
                                                          Name:  Gordon Stitt
                                                          Title: President & CEO

Accepted as of the date hereof:





     /s/ Goldman, Sachs & Co.
By:  -----------------------------------
         (Goldman, Sachs & Co.)

     On behalf of each of the Purchasers

                                   SCHEDULE I


                                                      Principal      Principal Amount of
                                                      Amount of      Optional Securities
                                                   Firm Securities     to be Purchased
                                                        To be          if Maximum Option
                  Purchaser                           Purchased            Exercised
                  ---------                           ---------            ---------
Goldman, Sachs & Co. ............................   $ 131,250,000         $ 18,750,000
Merrill Lynch, Pierce, Fenner & Smith
    Incorporated ................................      26,250,000            3,750,000
Robertson Stephens, Inc. ........................      17,500,000            2,500,000
                                                    -------------         ------------





















                                                    -------------         ------------
                  Total .........................   $ 175,000,000         $ 25,000,000
                                                    =============         ============

                                                                         ANNEX I

     Pursuant to Section 7(e) of the Purchase Agreement, the accountants shall furnish letters to the Purchasers to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In our opinion, the consolidated financial statements and financial statement schedules audited by us and included in the Offering Circular comply as to form in all material respects with the applicable requirements of the Exchange Act and the related published rules and regulations;

          (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Offering Circular agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years;

          (iv) On the basis of limited procedures not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Offering Circular, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                (A) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular are not in conformity with generally accepted accounting principles applied on the basis substantially consistent with the basis for the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular;

                (B) any other unaudited income statement data and balance sheet items included in the Offering Circular do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Offering Circular;

               (C) the unaudited financial statements which were not included in the Offering Circular but from which were derived any unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Offering Circular and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Offering Circular;

               (D) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Offering Circular or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Purchasers, or any increases in any items specified by the Purchasers, in each case as compared with amounts shown in the latest balance sheet included in the Offering Circular except in each case for changes, increases or decreases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included in the Offering Circular to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Purchasers, or any increases in any items specified by the Purchasers, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Purchasers, except in each case for decreases or increases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

          (v) In addition to the examination referred to in their report(s) included in the Offering Circular and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs
     (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Purchasers, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Offering Circular, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                    EXHIBIT A

                      Form of Registration Rights Agreement

                                   Exhibit B-1

                   List of Persons to Sign Lock-Up Agreements

Gordon L. Stitt
Stephen Haddock
Herb Schneider
Harold L. Covert
Darrell Scherbarth
Chris Todd
Charlie Carinalli
Promod Haque
Kenneth Levy
Lawrence K. Orr
Peter Wolken

Exhibit B-2

                                Lock-Up Agreement

                             Extreme Networks, Inc.


                                November __, 2001

Goldman, Sachs & Co.
     As representative of the several Purchasers named in Schedule I to the Purchase Agreement
85 Broad Street
New York, NY 10004

     Re:  Extreme Networks, Inc. - Lock-Up Agreement
          ------------------------------------------

Ladies and Gentlemen:

     The undersigned understands that you, as representative, propose to enter into a Purchase Agreement on behalf of the several initial purchasers named in
Schedule I to such agreement (collectively, the "Purchasers"), with Extreme Networks, Inc., a Delaware corporation (the "Company"), providing for an offering of 3.50% Convertible Subordinated Notes due December 1, 2006 (the "Notes") of the Company that will be convertible into shares of the common stock, par value $0.001 per share, of the Company (the "Common Stock").

     In consideration of the agreement by the Purchasers to offer and sell the Notes, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of the final Offering Circular covering the offering of the Notes and continuing to and including the date 90 days after the date of such final Offering Circular, the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, or exercise any registration rights with respect to, any shares of Common Stock, or any options or warrants to purchase any shares of Common Stock, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the Securities and Exchange Commission (the "SEC") (collectively the "Undersigned's Shares").

     The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned's Shares even if such shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned's Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such shares.

     Notwithstanding the foregoing, the undersigned may transfer the Undersigned's Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iii) with the prior written consent of Goldman, Sachs & Co. on behalf of the Purchasers. For purposes of this agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly-owned subsidiary of such corporation; provided, however, that in any
                                                 --------  -------
such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this agreement and there shall be no further transfer of such capital stock except in accordance with this agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clause (i), (ii), or (iii) above, for the duration of this agreement will have, good and marketable title to the Undersigned's Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Undersigned's Shares except in compliance with the foregoing restrictions.

     The undersigned understands that the Company and the Purchasers are relying upon this agreement in proceeding toward consummation of the offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

                          Very truly yours,


                          -----------------------------
                          (signature)


                          -----------------------------
                          Exact Name of Shareholder

                          -----------------------------
                          Title